UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 18, 2012

ZAP
(Exact name of Registrant as specified in its charter)

California	001-32534	94-3210624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Fourth Street Santa Rosa, CA	95401
(Address of Principal Executive Offices)	(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Effective October 18, 2012 Co Nguyen  was appointed to the Board of Directors of ZAP.

Mr. Nguyen serves as Chief Financial Officer of Cathaya Capital.  He has in-depth experience in corporate finance and corporate management.  Mr. Nguyen was previously Corporate Finance Director of Jaccar Holdings Vietnam.  Before joining Jaccar Holdings in 2008, he was Deputy Director of Corporate Strategy and Finance Department of Prudential Life Insurance (Vietnam).  Mr. Nguyen also has spent 7 years with FedEx in France as Senior Financial Advisor and 3-year professional experience with Ernst & Young as an auditor.  Mr. Nguyen received his Master in Auditing and Consulting from “Ecole Supérieure de commerce de Paris”, France and MBA in International Business in 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated: November 14, 2012	By:	/s/ Priscilla M. Lu
Priscilla M. Lu
Chairman of the Board